ADVANCED SERIES TRUST

AST Large-Cap Core Portfolio

Supplement dated December 19, 2024 to the

Statement of Additional Information, dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Large-Cap Core Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

New Subadvisory Arrangements, Name Change, Principal Investment Strategy and Management Fee Changes

The Board of Trustees of the Trust (the Board) approved: (i) replacing Massachusetts Financial Services Company (MFS) with ClearBridge Investments, LLC (ClearBridge) and Dimensional Fund Advisors LP (Dimensional), each to serve as a subadviser to the Portfolio alongside PGIM Quantitative Solutions LLC and J.P. Morgan Investment Management Inc.; (ii) changing the name of the Portfolio to the "AST Large-Cap Equity Portfolio"; (iii) certain revisions to the principal investment strategy of the Portfolio to reflect the different mix of subadvisers to the Portfolio; and (iv) revisions to the Portfolio’s management fee rate schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective on or about January 27, 2025.

To reflect the changes described above, the SAI is hereby revised as follows, effective January 27, 2025:

I.All references in the SAI to "AST Large-Cap Core Portfolio" are hereby changed to "AST Large-Cap Equity Portfolio."

II.All references and information for the Portfolio pertaining to MFS are hereby removed from the SAI.

III.The table in Part I of the SAI entitled “Management Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Management Fee Rates

Portfolio	Contractual Fee Rate
AST Large-Cap Equity Portfolio	Effective January 27, 2025:
0.5625% of average daily net assets up to $750 million;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
Prior to January 27, 2025:
0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

IV. The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by removing the information pertaining to the Portfolio.

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V.The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST Large-Cap Equity	PGIM Quantitative	0.128% of average daily net assets
Portfolio	Solutions LLC

	ClearBridge Investments,	0.20% of average daily net assets
LLC

	Dimensional Fund	0.16% of average daily net assets
Advisors LP

	J.P. Morgan Investment	0.195% of average daily net assets
Management, Inc.

VI. The table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS— Other Accounts and Portfolio Ownership” is hereby revised to add the information pertaining to ClearBridge and Dimensional for the Portfolio as set forth below:

Adviser/Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment		of
		Companies*	Vehicles*		Portfolio
Securities*
ClearBridge	Michael A.	6/$12,791,529,056	2/$227,443,165	7,931/$3,250,122,445	None
Investments, LLC	Kagan
	Stephen	6/$12,791,529,056	2/$227,443,165	7,931/$3,250,122,445	None
Rigo
Dimensional Fund	John	31/$197,999,318,562	3/$5,815,953,580	4/$9,820,501,179	None
Advisors LP	Hertzer
	Jed Fogdall	127/$557,323,617,874	28/$27,832,026,527	1,136/$41,359,708,508	None
			1/$199,114,381	4/$2,020,345,043
	Allen Pu	63/$312,317,621,146	15/$19,912,867,374	0/$0	None

*Information is as of September 30, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.